united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 4/30

Date of reporting period: 10/31/16

Item 1. Reports to Stockholders.

Chadwick & D’Amato Fund
Ticker Symbol: CDFFX

Semi-Annual Report
October 31, 2016

Investor Information: 1-877-610-1671

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Chadwick & D’Amato Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

Dear Shareholder:

During the six-month period ended October 31, 2016, the Chadwick & D’Amato Fund (the “Fund”) continued to pursue a disciplined, risk-managed and historically informed investment approach focused on the complete market cycle. Over the past six-months, global equity markets have been caught in the first half of an incomplete cycle, while domestic equity markets have seen relatively little growth since the end of QE3 and could be tracing a drawn out “topping process.” Only time will tell.

We have discussed our adherence to evidence. We also realize that we work in the context of “what have you done for me lately,” and ultimately hope our Clients will have the patience and confidence to know that an evidence based investment approach will lead to the long-term returns necessary to achieve their goals. We fear the temptation of a late stage speculative bubble will drive our clients away from the evidence and into the jaws of a market that might go higher in the short-term, but will eventually experience a painful price discovery process.

We have discussed speculation in previous letters, and will spend the remainder of this letter providing some of the evidence, all of which can be easily verified through various online sources.

Let’s start with market liquidity:

What is this telling us? If you notice the small blip during 2008-2009, this is the liquidity needed to address a market decline of greater than 50% (-50%). Liquidity needs remained elevated after the market recovered but not terribly so based on historical needs. The past three years tell a different story – the story of a market holding on for dear life.

How about price-to-earnings (P/E) multiples?

Wall Street Journal Online

Friday, December 02, 2016

	P/E RATIO			DIV YIELD
	12/2/2016†	Year ago†	Estimate^	12/2/2016†	Year ago†
Russell 2000	nil	144.68	19.38	1.50	1.57
Nasdaq 100	23.45	22.95	18.96	1.25	1.18
S&P 500	24.22	22.71	18.41	2.12	2.12

The average P/E for the above indexes is around 15. The Russell 2000 Index is currently at its highest point of overvaluation in history. It shows “nil” in the above table due to the number of companies within the index with negative earnings.

How about Warren Buffett’s favorite valuation metric?

Metric	Current Value	Average Value since 1964	Implied S&P 500 Value
S&P 500 Market Cap/	1.02	.54	1200
GDP

This equates to an approximate 1000 point drop for the S&P 500.

Many other metrics that we follow are beyond the scope of this letter. If roles were reversed, we would not want you to invest our savings based on anything but time tested evidence, as building and maintaining long-term financial security should not depend on cashing out of a speculative bubble at the right time.

The Fund returned +3.04% versus +2.68% for its benchmark, the S&P Target Risk Moderate Index* over the six-months ended October 31, 2016. The Dow Jones Global Dow Index, which we have used as a benchmark in the past, returned +4.16% over the same period. The primary detractor from performance was the expiration of hedge positions. We will continue working with the evidence and will remain rational and disciplined as we translate evidence into investment policy that best serves your needs and goals over the long-term.

The Fund is unlike most mutual funds in that its shareholders consist solely of clients of Chadwick & D’Amato, LLC. The Fund’s holdings are carefully allocated to represent a complete investment program based on market conditions and global economic environments. The Fund was developed to create greater workflow efficiency, gain access to institutional share classes, reduce total expenses and better navigate through turbulent business cycles.

Historically, patient investors have achieved better results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program. These are the hallmarks of the Chadwick & D’Amato investment philosophy.

We thank you for investing with us, welcome your questions and comments and look forward to serving your investment needs in the years ahead.

Sincerely,

Thomas M. Chadwick, CFP®	Anthony J. D’Amato, CFP®
Principal	Principal

*	The Standard & Poor’s Target Risk Index Series is comprised of four multi-asset class indices, each corresponding to a particular risk level. The asset class mix is determined once per year through a process designed to reflect the overall opportunity of the markets represented, adjusted for specific risk levels. Each index is fully investable, with varying levels of exposure to equities and fixed income through a family of exchange-traded funds (ETFs).

Chadwick & D’Amato Fund
PORTFOLIO REVIEW (Unaudited)
October 31, 2016

Total Returns as of October 31, 2016
	Six Months	One Year	Five Year	Annualized Since
				Inception*
Chadwick & D’Amato Fund	3.04%	(4.15)%	1.69%	3.73%
S&P Target Risk Moderate Index**	2.68%	4.26%	5.54%	6.31%

*	Commencement of operations is June 25, 2010.

**	The S&P Target Risk Moderate Index provides exposure to a diversified array of financial assets corresponding to a moderate risk level. This index offers significant exposure to fixed income, while also increasing opportunities for higher returns through equities. The asset class mix is determined once a year through a process designed to reflect the overall investment opportunity of the represented markets. Investors cannot invest directly in an index.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The Fund’s total gross annual operating expenses, including underlying funds, are 2.31%, as per the prospectus dated August 29, 2016. The returns shown do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-877-610-1671.

Portfolio Composition (Unaudited) **

Exchange-Traded Funds	27.8%	Purchased Options	1.1%
Large-Cap Growth Funds	25.5%	Call Options Purchased	1.1%
Small-Cap Growth Funds	2.3%	Put Options Purchased	0.0%
Mutual Funds	59.8%	Other Assets in Excess of
Asset Allocation	48.2%	Liabilities	11.3%
International Equity Funds	11.6%	Net Assets	100.0%

** Based on Portfolio Market Value as of October 31, 2016

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

Chadwick & D’Amato Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
October 31, 2016

Shares		Value
	EXCHANGE-TRADED FUNDS - 27.8%
	LARGE-CAP GROWTH FUNDS - 25.5%
91,000	ProShares UltraPro Dow30 +	$6,604,780
58,000	ProShares UltraPro QQQ *	7,114,280
102,000	ProShares UltraPro S&P 500	7,089,000
		20,808,060
	SMALL-CAP GROWTH FUNDS - 2.3%
23,000	ProShares UltraPro Russell2000 *	1,854,260

	TOTAL EXCHANGE-TRADED FUNDS	22,662,320
	(Cost - $6,055,004)

	MUTUAL FUNDS - 59.8%
	ASSET ALLOCATION - 48.2%
1,637,315	Catalyst Hedged Futures Strategy Fund - Class I	19,942,500
437,737	Grant Park Multi Alternative Strategies Fund - Class I	4,749,443
441,201	LJM Preservation & Growth Fund - Class I	5,056,171
910,380	Longboard Managed Futures Strategy Fund - Class I	9,595,402
		39,343,516
	INTERNATIONAL EQUITY - 11.6%
376,639	Tweedy Browne Global Value Fund	9,483,772

	TOTAL MUTUAL FUNDS	48,827,288
	(Cost - $46,183,618)

Contracts^	OPTIONS PURCHASED * - 1.1%
	CALL OPTIONS PURCHASED - 1.1%
	CBOE SPX Volatility Index
10,000	Expiration February 2017, Exercise Price $40.00	400,000
	VanEck Vectors Gold Miners ETF
3,000	Expiration January 2018, Exercise Price $35.00	510,000
	TOTAL CALL OPTIONS PURCHASED (Cost - $1,474,054)	910,000

	PUT OPTIONS PURCHASED - 0.0%
	S&P 500 Index
350	Expiration October 2016, Exercise Price $1,800.00	3,500
	TOTAL PUT OPTIONS PURCHASED (Cost - $1,137,284)

	TOTAL OPTIONS PURCHASED	913,500
	(Cost - $2,611,338)

	TOTAL INVESTMENTS - 88.7%
	(Cost - $54,849,960)(a)	$72,403,108
	OTHER ASSETS LESS LIABILTIES - 11.3%	9,214,446
	NET ASSETS - 100.0%	$81,617,554

ETF - Exchange-Traded Fund

*	Non-Income producing security.

^	Each option contract allows the holder the option to purchase or sell 100 shares of the underlying security.

+	Affiliated company - the Fund holds in excess of 5% of the outstanding voting securities of this exchange-traded fund.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $53,025,866 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$21,148,214
Unrealized Depreciation:	(1,770,972)
Net Unrealized Appreciation:	$19,377,242

The accompanying notes are an integral part of these financial statements.

Chadwick & D’Amato Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
October 31, 2016

Assets:
Unaffiliated Investments in Securities, at Value (identified cost $51,310,460)	$65,798,328
Affiliated Investments in Securities, at Value (identified cost $3,539,500)	6,604,780
Total Investments in Securities at Value (identified cost $54,849,960)	72,403,108
Cash and Cash Equivalents	9,345,719
Dividends and Interest Receivable	2,328
Prepaid Expenses and Other Assets	5,408
Total Assets	81,756,563

Liabilities:
Accrued Advisory Fees	70,207
Payable for Fund Shares Redeemed	20,000
Payable to Related Parties	16,342
Accrued Distribution Fees	16,148
Accrued Expenses and Other Liabilities	16,312
Total Liabilities	139,009

Net Assets (Unlimited shares of no par value interest authorized/ 7,522,812 shares outstanding)	$81,617,554

Net Asset Value, Offering and Redemption Price Per Share ($81,617,554 / 7,522,812 shares of beneficial interest outstanding)	$10.85

Composition of Net Assets:
At October 31, 2016, Net Assets consisted of:
Paid-in-Capital	$71,866,397
Accumulated Net Investment Loss	(937,538)
Accumulated Net Realized Loss From Security Transactions	(6,864,453)
Net Unrealized Appreciation/(Depreciation) on:
Investments	19,250,986
Options contracts	(1,697,838)
Net Assets	$81,617,554

The accompanying notes are an integral part of these financial statements.

Chadwick & D’Amato Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended October 31, 2016

Investment Income:
Dividend Income from Unaffiliated Issuers	$9,792
Dividend Income from Affiliates (Note 6)	9,060
Interest Income	19,391
Total Investment Income	38,243

Expenses:
Investment Advisory fees	421,697
Distribution fees	96,990
Administration fees	40,473
Fund accounting fees	19,524
Transfer agent fees	12,098
Audit fees	8,067
Professional fees	8,067
Legal fees	7,562
Custody fees	6,050
Trustees fees	6,050
Printing fees	5,042
Registration fees	5,042
Insurance fees	2,269
Miscellaneous expenses	1,006
Total Expenses	639,937
Net Investment Loss	(601,694)

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) from:
Affiliated Investments (Note 6)	284,939
Unaffiliated Investments	1,311,792
Options Contracts	(2,737,966)
(1,141,235)
Net Change in Unrealized Appreciation on:
Affiliated Investments (Note 6)	139,876
Unaffiliated Investments	4,024,708
Options Contracts	126,256
4,290,840

Net Realized and Unrealized Gain on Investments	3,149,605

Net Increase in Net Assets Resulting From Operations	$2,547,911

The accompanying notes are an integral part of these financial statements.

Chadwick & D’Amato Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	October 31, 2016	April 30, 2016
	(Unaudited)
Operations:
Net Investment Loss	$(601,694)	$(978,342)
Net Realized Loss from Investments and Options Transactions	(1,141,235)	(2,211,550)
Distributions of Realized Gains from Underlying Investment Companies	—	548,605
Net Change in Unrealized Appreciation (Depreciation) on Investments and Options Contracts	4,290,840	(7,461,491)
Net Increase (Decrease) in Net Assets Resulting From Operations	2,547,911	(10,102,778)

Beneficial Interest Transactions:
Proceeds from Shares Issued	737,013	4,797,194
Cost of Shares Redeemed	(4,716,415)	(12,862,680)
Total Beneficial Interest Transactions	(3,979,402)	(8,065,486)

Decrease in Net Assets	(1,431,491)	(18,168,264)

Net Assets:
Beginning of Period	83,049,045	101,217,309
End of Period (Includes accumulated net investment loss of $(937,538) and $(335,844), respectively)	$81,617,554	$83,049,045

Share Activity:
Shares Issued	67,263	417,631
Shares Redeemed	(432,914)	(1,133,097)
Net decrease in shares of beneficial interest outstanding	(365,651)	(715,466)

The accompanying notes are an integral part of these financial statements.

Chadwick & D’Amato Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented

	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	October 31, 2016		April 30, 2016	April 30, 2015	April 30, 2014	April 30, 2013	April 30, 2012
	(Unaudited)

Net Asset Value,Beginning of Period	$10.53		$11.76	$11.70	$11.53	$10.79	$12.60
From Operations:
Net investment loss(a)	(0.08)		(0.12)	(0.11)	(0.10)	(0.04)	(0.06)
Net gain (loss) from securities (both realized and unrealized)	0.40		(1.11)	0.26	0.94	0.78	(1.13)
Total from operations	0.32		(1.23)	0.15	0.84	0.74	(1.19)

Distributions to shareholders from:
Net realized gains	—		—	(0.09)	(0.67)	—	(0.62)
Total distributions	—		—	(0.09)	(0.67)	—	(0.62)

Net Asset Value,End of Period	$10.85		$10.53	$11.76	$11.70	$11.53	$10.79

Total Return (b)	3.04	% (f)	(10.46)%	1.23%	7.36%	6.86%	(9.09)%

Ratios/Supplemental Data
Net assets, end of period(in 000’s)	$81,618		$83,049	$101,217	$100,573	$98,565	$94,569
Ratio of expenses to average net assets (c)	1.52	% (e)	1.47%	1.48%	1.45%	1.54%	1.49%
Ratio of net investment loss to average net assets (c,d)	(1.43	)% (e)	(1.08)%	(0.93)%	(0.83)%	(0.37)%	(0.56)%
Portfolio turnover rate	8	% (f)	24%	14%	149%	188%	207%

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price,reinvestment of dividends and capital gains distributions, if any.

(c)	Does not include expenses of underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Annualized.

(f)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Chadwick & D’Amato Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
October 31, 2016

1.	ORGANIZATION

The Chadwick & D’Amato Fund (the “Fund”), is a diversified series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005. The Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. The primary investment objective of the Fund is capital appreciation with a secondary objective of capital preservation. The Fund commenced operations on June 25, 2010.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Exchange traded options, futures and options on futures are valued at the final settle price or, in the absence of a settle price, at the last sale price on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term investments that mature in 60 days or less may be valued at amortized cost.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies. Open-end investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the open-end investment companies.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process. As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from the fair value team. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not

Chadwick & D’Amato Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
October 31, 2016

limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Underlying open-end investment companies are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its

Chadwick & D’Amato Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
October 31, 2016

entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of October 31, 2016 for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$22,662,320	$—	$—	$22,662,320
Mutual Funds	48,827,288	—	—	48,827,288
Options Purchased	510,000	403,500	—	913,500
Total	$71,999,608	$403,500	$—	$72,403,108

The Fund did not hold any Level 3 securities during the period.

There were no transfers between any Level during the current period presented. It is the Fund’s policy to record transfers into or out of any Levels at the end of the reporting period.

*	Please refer to the Portfolio of Investments for Industry Classification.

Exchange Traded Funds (“ETFs”) – The Fund may invest in exchange traded funds. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. There are risks of owning the underlying securities the ETFs are designed to track, and the lack of liquidity of an ETF may result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Options Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk. When the Fund writes put and call options, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, a put option will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security or index rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security or index in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Chadwick & D’Amato Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
October 31, 2016

Offsetting of Financial Assets and Derivative Assets

The following table presents the Fund’s asset derivatives available for offset under a master netting arrangement net of collateral pledged as of October 31, 2016.

Gross Amounts Not Offset in the
Assets:				Statement of Assets & Liabilities
		Gross Amounts	Net Amounts
		Offset in the	Presented in the
	Gross Amounts of	Statement of	Statement of
	Recognized	Assets &	Assets &	Financial	Collateral
Description	Assets	Liabilities	Liabilities	Instruments	Pledged/Received	Net Amount
Option contracts	$913,500	$—	$913,500	$—	$—	$913,500
Total	$913,500	$—	$913,500	$—	$—	$913,500

As of October 31, 2016, the change in unrealized appreciation and amount of realized loss on options contracts subject to equity price risk amounted to $126,256 and $(2,737,966), respectively. The value of the derivative instruments of $913,500 can be found on the Statement of Assets and Liabilities included in Unaffiliated Investments in Securities, at Value. The notional value of the derivative instruments outstanding as of October 31, 2016 as disclosed in the Portfolio of Investments and the realized loss amounts and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years of 2014 to 2016, or expected to be taken in the Fund’s 2017 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Distributions from net investment income and capital gains, if any, are declared and paid at least annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require classification.

Chadwick & D’Amato Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
October 31, 2016

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

Chadwick & D’Amato, LLC serves as the Fund’s investment adviser (the “Adviser”).

Advisory Fees – Pursuant to an investment advisory agreement between the Trust and the Adviser with respect to the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Fund. For the six months ended October 31, 2016, the Adviser earned advisory fees of $421,697.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Board has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”), as amended, pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. Under the Plan, the Fund may pay up to 0.25% per year of its average daily net assets for such distribution and shareholder service activities. The Fund is currently paying 0.23% per year of its average daily net assets. For the six months ended October 31, 2016, the Fund incurred distribution fees of $96,990.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, and transfer agency services to the Fund. A Trustee and certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than U.S. Government securities and short-term investments, for the six months ended October 31, 2016 amounted to $20,000,000 and $5,636,127, respectively.

Chadwick & D’Amato Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
October 31, 2016

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended April 30, 2016 and April 30, 2015 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	April 30, 2016	April 30, 2015
Long-Term Capital Gain	$—	$750,321

As of April 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(1,592,213)	$(6,290,943)	$—	$15,086,402	$7,203,246

The difference between book basis and tax basis accumulated net realized loss, and unrealized appreciation from investments is primarily attributable to mark-to-market on open Section 1256 contracts.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $335,844.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $1,256,369.

At April 30, 2016, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$5,443,234	$847,709	$6,290,943

Permanent book and tax differences, primarily attributable to the re-class of net operating losses, resulted in reclassification for the year ended April 30, 2016 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(1,068,054)	$1,068,054	$—

6.	INVESTMENTS IN AFFILIATED COMPANIES

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities.

Companies which are affiliates of the Fund at October 31, 2016 are noted in the Fund’s Portfolio of Investments. Transactions during the period with companies which are affiliates are as follows:

				Change in			Dividends
				Unrealized			Credited to
Description	4/30/2016 Value	Purchases	Sales Proceeds	Appreciation	10/31/2016 Value	Net Realized Gain	Income
ProShares UltraPro Dow30	$6,853,860	$—	$(673,895)	$139,876	$6,604,780	$284,939	$9,060

Chadwick & D’Amato Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
October 31, 2016

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Chadwick & D’Amato Fund
DISCLOSURE OF FUND EXPENSES (Unaudited)
October 31, 2016

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1 fees) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning
	Account	Ending Account	Expenses Paid During
	Value	Value	the Period*
	(5/1/16)	(10/31/16)	(5/1/16 to 10/31/16)
Actual	$1,000.00	$1,030.40	$7.77
Hypothetical
(5% return before expenses)	$1,000.00	$1,017.56	$7.72

*	Expenses Paid During Period are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio of 1.52% multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Chadwick & D’Amato Fund
Renewal of Advisory Agreement (Unaudited)
October 31, 2016

Chadwick & D’Amato Fund* – Adviser: Chadwick & D’Amato, LLC

In connection with the regular meeting held on March 23-24, 2016 the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Chadwick & D’Amato, LLC (the “Adviser”) and the Trust, with respect to the Chadwick & D’Amato Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that the Adviser was founded in 2000 and that it provides financial planning and investment management services to individuals, business, municipalities, and a mutual fund. They further noted that the Adviser has assets under management of approximately $143 million. They discussed the backgrounds of the key personnel who service the Fund, noting that the investment team members have long careers in financial services. They noted that all research and analysis used to manage the Fund is performed by the Adviser’s two principals who perform investment screens, examine macroeconomic factors, conduct business cycle analysis and apply modern portfolio theory principles to the investment process. The Trustees observed that to mitigate risk, the Adviser uses diversification, hedging strategies and defensive tactics. They noted that the Adviser monitors compliance with the Fund’s investment limitations on a pre-trade basis, reviewing for trade volume and prospectus limitation compliance. They further noted that the Adviser uses an outside compliance consultant who, among other things, assists the Adviser with continued compliance with a changing regulatory environment. The Trustees considered that the Adviser formally reviews execution data received from brokers used and performs comparative analysis as part of its continued efforts to achieve best execution. The Trustees noted that the Adviser is a small boutique firm that intends to limit growth as a means of ensuring continued high quality service. They noted that all Fund shareholders are advisory clients of the Adviser who receive personalized service from the firm’s principals, and they expressed their appreciation of the Adviser’s continued commitment to compliance efforts. After discussion, the Trustees concluded that the Adviser has provided, and should continue to provide, quality service to the Fund and its shareholders.

Performance. The Trustees reviewed the performance of the Fund. They noted the Fund’s objective of capital appreciation with capital preservation as a secondary objective. They observed that the Fund uses a continual portfolio hedging strategy that appears to cause underperformance during sustained rising markets and is intended to provide above benchmark performance during sustained substantial market declines. They noted that over the 5-year period, the Fund has lagged the Morningstar category and the Adviser-selected benchmark.

Chadwick & D’Amato Fund
Renewal of Advisory Agreement (Unaudited)
October 31, 2016

They further noted that over the 3-year period, however, the Fund slightly outperformed the Morningstar category. They considered the Adviser’s assertion that a significant downturn will complete the current market cycle, which will allow the hedging strategy to provide more value to shareholders. The Trustees reiterated that all shareholders of the Fund are also clients of the Adviser, and that the Adviser noted its belief that the shareholders’ needs are being met by the Fund. After further discussion, the Trustees concluded that the Fund’s performance was satisfactory.

Fees and Expenses. The Trustees noted the advisory fee of 1.00%. They observed that the fee was slightly higher than the peer group average and higher than the Morningstar category average, but well within the ranges of both comparative groups. They noted that the peer group contained one fund with a particularly low advisory fee that appeared to slightly distort the average of that comparison group. The Trustees also considered that all shareholders were advisory clients of the Adviser and received financial services from the Adviser, apart from those provided through the Fund, at no additional cost. The Trustees also considered that the expense ratio of the Fund was higher than the peer group and Morningstar category averages, higher than any fund in the peer group, and well within the range of the Morningstar category. The Trustees noted that underlying funds in the portfolio, which tend to raise the Fund’s net expense ratio, provide a cost effective means of executing the Fund’s strategy. After discussion, it was the consensus of the Trustees that the advisory fee was reasonable.

Economies of Scale. The Trustees considered whether economies of scale had been achieved with respect to the management of the Fund. They noted that the Adviser indicated its expectation that Fund assets would be somewhat volatile over the next 12 months. They also noted the Adviser had longer term goal of reaching $200 million in assets by the end of the decade. The Trustees considered the Adviser’s assertion that the Fund was relatively capacity constrained due to personnel limitations. They noted the Adviser’s willingness to consider breakpoints in the future. After discussion, the Trustees concluded that while no breakpoint levels or fee reductions had been negotiated at this time, economies of scale would be revisited as the size of the Fund materially increases.

Profitability. The Trustees considered the profits realized by the Adviser in connection with operation of the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the advisory services provided to the Fund. The Trustees considered the modest net profits realized by the Adviser with respect to the Fund over the past 12 months both in dollars and as a percentage of revenue, and they concluded that such profits were not excessive.

Conclusion. Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the advisory fee structure was reasonable and that renewal of the Advisory Agreement was in the best interests of the shareholders of the Chadwick & D’Amato Fund.

* Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Fund voted proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-877-610-1671 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-610-1671.

Investment Adviser
Chadwick & D’Amato, LLC
224 Main Street
New London, NH 03257

Administrator
Gemini Fund Services, LLC
80 Arkay Drive
Hauppauge, NY 11788

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, President/Principal Executive Officer

Date 1/6/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, President/Principal Executive Officer

Date 1/6/17

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Treasurer/Principal Financial Officer

Date 1/6/17